Exhibit 99.1

KiQ Limited

1 Financial statements for the year ended 30 June 2004 and unaudited management accounts for the period ended 30 September 2004

KiQ Limited

Financial Statements for the Year Ended 30 June 2004 and unaudited management accounts for the period ended 30 September 2004

Contents

1.	Audited financial statements for the year ended 30 June 2004

2.	Cashflow statement and Note 12 to the financial statements for the year ended 30 June 2004

3.	Unaudited management accounts for the period ended 30 September 2004

KiQ Limited

1.	Financial Statements

For the Year Ended 30 June 2004

Company Registration Number 2528273

KiQ Limited

Financial Statements

Year Ended 30 June 2004

Contents	Pages
Officers and Professional Advisers	1

The Directors’ Report	2 to 3

Independent Auditors’ Report to the Shareholders	4 to 5

Profit and Loss Account	6

Statement of Total Recognised Gains and Losses	7

Balance Sheet	8

Notes to the Financial Statements	9 to 11

KiQ Limited

Officers and Professional Advisers

The Board of Directors	D Barrow
C W Baker

Company Secretary	D Barrow

Registered Office	Salisbury House
Station Road
Cambridge
CB1 2LA

Auditors	Peters Elworthy & Moore
Chartered Accountants
& Registered Auditors
Salisbury House
Station Road
Cambridge
CB1 2LA

KiQ Limited

The Directors’ Report

Year Ended 30 June 2004

The directors present their report and the financial statements of the company for the year ended 30 June 2004.

Principal Activities and Review of the Business

The principal activities of the company during the year were the development and sale of computer software systems and the provision of related consultancy.

Product development continued with the broadening of the product range and with developments for real-time intelligent decisioning. January 2004 saw the release of OMEGA 3.3 with features to facilitate data preparation, deployment management and business monitoring. In parallel, development has continued on real-time servers and decision-support applications and on deployment and monitoring for real-time decisioning. This advanced area of support for intelligent, real-time and batch decisioning will be the focus for the company going forward.

The company has licensed the distribution of OMEGA for decisioning in the health care field.

Market demand has grown through the year as KiQ has become better known. Sales have been made to O2 in the UK and DSB Bank, SNS Bank, Lotto and Telfort in Holland, and additional product has been sold to Fortis, Levob and T-Mobile. Notably, the company has been successful in completing large and more complex projects around the installation and integration of its products.

The very high quality and dedicated staff have continued to show great loyalty and perseverance in very challenging and demanding times. The company owes them its continued gratitude.

The result has been a profitable year, and the outlook is positive. The management expects further growth within the next financial year, both in terms of the number of deals and in the scale of our geographic operation.

The Directors and their Interests in the Shares of the Company

The directors who served the company during the year together with their beneficial interests in the shares of the company were as follows:

	Ordinary Shares of £0.01 each
	At 30 June 2004	At 1 July 2003
D Barrow	700	700
C W Baker	311	311

Directors’ Responsibilities

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company at the end of the year and of the profit or loss for the year then ended.

In preparing those financial statements, the directors are required to select suitable accounting policies, as described on page 9, and then apply them on a consistent basis, making judgements and estimates that are prudent and reasonable. The directors must also prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

KiQ Limited

The Directors' Report (continued)

Year Ended 30 June 2004

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. The directors are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Auditors

A resolution to re-appoint Peters Elworthy & Moore as auditors for the ensuing year will be proposed at the annual general meeting in accordance with section 385 of the Companies Act 1985.

Small Company Provisions

This report has been prepared in accordance with the special provisions for small companies under Part VII of the Companies Act 1985.

Signed by order of the directors

/s/ D Barrow
D Barrow
Company Secretary

Approved by the directors on 25 November 2004

KiQ Limited

Independent Auditors’ Report to the Shareholders of KiQ Limited

Year Ended 30 June 2004

We have audited the financial statements on pages 6 to 11 which have been prepared in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002), under the historical cost convention and the accounting policies set out on page 9.

This report is made solely to the company’s shareholders, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company’s shareholders those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s shareholders as a body, for our audit work, for this report, or for the opinions we have formed.

Respective Responsibilities of Directors and Auditors

As described in the Statement of Directors’ Responsibilities the company’s directors are responsible for the preparation of the financial statements in accordance with applicable law and United Kingdom Accounting Standards.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Directors’ Report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors’ remuneration and transactions with the company is not disclosed.

We read the Directors’ Report and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of Audit Opinion

We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

KiQ Limited

Independent Auditors’ Report to the Shareholders of KiQ Limited (continued)

Year Ended 30 June 2004

Opinion

In our opinion the financial statements give a true and fair view of the state of the company’s affairs as at 30 June 2004 and of its profit for the year then ended, and have been properly prepared in accordance with the Companies Act 1985.

/s/ PETERS ELWORTHY & MOORE
PETERS ELWORTHY & MOORE
Salisbury House	Chartered Accountants
Station Road	& Registered Auditors
Cambridge
CB1 2LA

7 December 2004

KiQ Limited

Profit and Loss Account

Year Ended 30 June 2004

		2004	2003
			(restated)
	Note	£	£
Turnover		1,706,295	425,454

Cost of sales		870,530	809,474

Gross Profit/(Loss)		835,765	(384,020)

Administrative expenses		281,917	234,964

Operating Profit/(Loss)	2	553,848	(618,984)

Interest receivable		450	128

Profit/(Loss) on Ordinary Activities Before Taxation		554,298	(618,856)

Tax on profit/(loss) on ordinary activities		—	—

Retained Profit/(Loss) for the Financial Year		554,298	(618,856)

The notes on pages 9 to 11 form part of these financial statements.

KiQ Limited

Statement of Total Recognised Gains and Losses

Year Ended 30 June 2004

	2004	2003
		(restated)
	£	£
Profit/(Loss) for the financial year attributable to the shareholders	554,298	(618,856)
Currency translation differences on foreign currency net investments	5,471	(29,664)

Total recognised gains and losses relating to the year	559,769	(648,520)

Prior year adjustment (see note 3)	(128,485)

Total gains and losses recognised since the last annual report	431,284

The notes on pages 9 to 11 form part of these financial statements.

KiQ Limited

Balance Sheet

30 June 2004

			2004		2003
					(restated)
	Note	£	£	£	£
Fixed Assets
Tangible assets	4		1,281		13,079
Current Assets
Debtors	5	561,481		191,849
Cash at bank		78,033		14,019

		639,514		205,868
Creditors: Amounts Falling due Within One Year	6	349,574		541,132

Net Current Assets/(Liabilities)			289,940		(335,264)

Total Assets Less Current Liabilities			291,221		(322,185)

Capital and Reserves
Called-up equity share capital	9		19		19
Share premium account			2,059,254		2,059,254
Other reserves	10		53,637		—
Profit and loss account	11		(1,821,689)		(2,381,458)

Shareholders’ Funds/(Deficiency)			291,221		(322,185)

These financial statements have been prepared in accordance with the special provisions for small companies under Part VII of the Companies Act 1985 and with the Financial Reporting Standard for Smaller Entities (effective June 2002).

These financial statements were approved by the directors on 25 November 2004 and are signed on their behalf by:

/s/ D Barrow

The notes on pages 9 to 11 form part of these financial statements.

KiQ Limited

Notes to the Financial Statements

Year Ended 30 June 2004

1.	Accounting Policies

Basis of accounting

The financial statements have been prepared under the historical cost convention, and in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002).

Turnover

The turnover shown in the profit and loss account represents amounts invoiced during the year, exclusive of value added tax.

Fixed assets

All fixed assets are initially recorded at cost.

Depreciation

Depreciation is calculated so as to write off the cost of an asset, less its estimated residual value, over the useful economic life of that asset as follows:

Computer & Equipment	-	25.0% straight line
Furniture	-	33.3% straight line

Operating lease agreements

Rentals applicable to operating leases where substantially all of the benefits and risks of ownership remain with the lessor are charged against profits on a straight line basis over the period of the lease.

Foreign currencies

Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of the transaction. Exchange differences are taken to the profit and loss account.

2.	Operating Profit/(Loss)

Operating profit/(loss) is stated after charging/(crediting):

	2004	2003
		(restated)
	£	£
Directors’ emoluments	44,771	48,378
Depreciation of owned fixed assets	11,798	12,086
Auditors’ fees	3,000	3,000

Net profit on foreign currency translation	(203)	(51,620)

3.	Prior Year Adjustment

In accordance with FRS 5 Reporting the Substance of Transactions, specifically Application Note G Revenue Recognition, revenue is now recognised in line with performance on contracts and with the fulfilment of contractual obligations. Revenue on annual licences and maintenance contracts is therefore spread over the period of the contract. This has resulted in a prior year adjustment of £128,485. The effect on the current period is £177,539.

KiQ Limited

Notes to the Financial Statements

Year Ended 30 June 2004

4.	Tangible Fixed Assets

	Computer & Office Equipment	Furniture	Total
	£	£	£
Cost
At 1 July 2003 and 30 June 2004	49,471	10,174	59,645

Depreciation
At 1 July 2003	39,436	7,130	46,566
Charge for the year	8,754	3,044	11,798

At 30 June 2004	48,190	10,174	58,364

Net Book Value
At 30 June 2004	1,281	—	1,281

At 30 June 2003	10,035	3,044	13,079

5. Debtors

	2004	2003
		(restated)
	£	£
Trade debtors	546,150	168,680
VAT recoverable	—	7,346
Other debtors	15,331	15,823

	561,481	191,849

6. Creditors: Amounts Falling due Within One Year

	2004	2003
		(restated)
	£	£
Trade creditors	46,481	186,315
Other creditors	303,093	354,817

	349,574	541,132

7. Commitments under Operating Leases

At 30 June 2004 the company had aggregate annual commitments under non-cancellable operating leases as set out below.

	2004	2003
		(restated)
	£	£
Operating leases which expire:
Within 2 to 5 years	65,777	65,777

KiQ Limited

Notes to the Financial Statements

Year Ended 30 June 2004

8.	Related Party Transactions

The directors are D Barrow and C Baker.

During the year, the company received consultancy services of £80,955 (2003: £71,100) from David Barrow & Associates, a business in which D Barrow has an interest. Expenses of £3,687 (2003: £2,178) were also incurred and recharged to the company by David Barrow and Associates. At the year end, a total of £16,863 (2003: £58,787) was outstanding as a creditor.

Included in other creditors is £700 (2003: £700) owed to D Barrow and £300 (2003: £300) owed to C Baker.

9.	Share Capital

Authorised share capital:

		2004		2003
				(restated)
		£		£
10,000 Ordinary shares of £0.01 each		100		100

Allotted, called up and fully paid:
		2004		2003
	No	£	No	£
Ordinary shares of £0.01 each	1,901	19	1,901	19

10.	Other Reserves

	2004	2003
		(restated)
	£	£
Issue of options in the year and balance carried forward	53,637	—

During the year, options over 40 ordinary 1p shares in the company were granted for consideration of £53,637.

The options each have an exercise price of €500, and can be exercised up to ten years after the date of grant (being May 2004).

11.	Profit and Loss Account

	2004	2003
		(restated)
	£	£
Original balance brought forward	(2,252,973)	(1,732,938)
Prior year adjustment (note 3)	(128,485)	—

Restated balance brought forward	(2,381,458)	(1,732,938)
Retained profit/(accumulated loss) for the financial year	554,298	(618,856)
Foreign currency retranslation	5,471	(29,664)

Balance carried forward	(1,821,689)	(2,381,458)

KiQ Limited

2. Cashflow statement and Note 12 to the Financial Statements For the Year Ended 30 June 2004

KiQ Limited

Independent Auditors’ Report to the Shareholders of KiQ Limited

Cashflow Statement and Note 12 to the Financial Statements for the Year Ended 30 June 2004

By reference to our audit report dated 7 December 2004 on the financial statements for the year ended 30 June 2004, we have extended the scope of our work to include the cashflow statement for the year. The respective responsibilities of Directors and Auditors and the Basis of Audit Opinion are as previously referred to in our report.

Opinion

In our opinion the cashflow statement gives a true and fair view of the state of the company’s cashflow for the year ended 30 June 2004, and has been properly prepared in accordance with the Companies Act 1985, and, as discussed in Note 12, there are no significant differences between US and UK generally accepted accounting principles used in the financial statements of KiQ Limited to which we consider attention should be drawn.

/s/ PETERS ELWORTHY & MOORE
PETERS ELWORTHY & MOORE
Salisbury House	Chartered Accountants
Station Road	& Registered Auditors
Cambridge
CB1 2LA

.1 KiQ Limited

Cashflow Statement and Note 12 to the Financial Statements for the Year Ended 30 June 2004

	£	£
	Year ended June 30
	2004	2003
.A Operating Activities
Net income	554,298	(618,856)
Depreciation	11,798	12,086
Debtors	(369,632)	122,990
Creditors	(191,558)	424,516

Total Operating Activities	4,906	(59,264)

Investing Activities
Purchase of fixed assets	—	—

Total Investing Activities	—	—

Financing Activities

Sale of options	53,637	—

Foreign Currency translation	5,471	(29,664)

Total Financing Activities	59,108	(29,664)

Net cash Flow	64,014	(88,298)
Beginning Cash	14,019	102,947

Ending Cash	78,033	14,019

.1 KiQ Limited

Cashflow Statement and Note 12 to the Financial Statements for the Year Ended 30 June 2004

12.	Comparison between US and UK generally accepted accounting practice (GAAP)

There are no significant differences between US and UK GAAP used in the financial statements of KiQ Limited to which we consider attention should be drawn.

KiQ Limited

3. Unaudited management accounts For the Period Ended 30 September 2004

The following pages 1 to 6 show the unaudited management accounts for the period ended 30 September 2004. They do not form part of the audited financial statements and are not subject to the independent auditors’ reports on the audited financial statements and the cashflow statement as shown previously in this report.

KiQ Limited

.1	Unaudited Management Accounts for the Period Ended 30 September 2004

Profit and loss account

	£	£
	3 months ended September 30
	2004	2003
	(unaudited)	(unaudited)
Turnover	363,290	185,037

Cost of Sales	299,299	191,582

Gross Profit	63,991	(6,545)

Administrative expenses	97,116	55,418

Operating Profit / (Loss)	(33,125)	(61,963)

Interest Receivable	131	—

Profit (loss) on Ordinary Activities Before Taxation	(32,994)	(61,963)

Tax on Profit/(loss) on ordinary activities	—	—

Retained Profit / (Loss) for the Financial year	(32,994)	(61,963)

KiQ Limited

Unaudited Management Accounts for the Period Ended 30 September 2004

Balance Sheet at 30 September 2004

£
2004 September 30
(unaudited)
Fixed Assets

Tangible Assets
Cost	71,690
Accumulated Depreciation	60,649

11,041

Current Assets

Debtors:
Trade debtors	317,569
VAT recoverable	—
Other debtors	21,841

339,410

Cash at Bank	285,917

625,327

Creditors: Amounts Falling due Within One Year
Trade creditors	85,366
Other creditors	292,775

378,141

Net Current Assets / (Liabilities)	247,186

Total Assets Less Current Liabilities	258,227

Capital and Reserves

Called-up equity share capital	19

Share premium account	2,059,254
Other reserves	53,637
Profit and loss account	(1,854,683)

Shareholders’ Funds / (Deficiency)	258,227

KiQ Limited

Unaudited Management Accounts for the Period Ended 30 September 2004

Cashflow Statement

	£	£
	3 months ended September 30
	2004	2003
	(unaudited)	(unaudited)
.B Operating Activities

Net income	(32,994)	(61,963)
Depreciation	2,285	2,950
Debtors	222,071	138,858
Creditors	28,567	(78,151)

Total Operating Activities	219,929	1,694

Investing Activities
Purchase of fixed assets	(12,045)	—

Total Investing Activities	(12,045)	—

Financing Activities

Sale of options	—	—

Foreign Currency translation	—	—

Total Financing Activities	—	—

Net cash Flow	207,884	1,694
Beginning Cash	78,033	14,019

Ending Cash	285,917	15,713

KiQ Limited

Unaudited Management Accounts for the Period Ended 30 September 2004

Notes to the unaudited management accounts

1.	Accounting Policies

Basis of accounting

The financial statements have been prepared under the historical cost convention, and in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002).

Turnover

The turnover shown in the profit and loss account represents amounts invoiced during the year, exclusive of value added tax.

Fixed assets

All fixed assets are initially recorded at cost.

Depreciation

Depreciation is calculated so as to write off the cost of an asset, less its estimated residual value, over the useful economic life of that asset as follows:

Computer & Equipment	-	25.0% straight line
Furniture	-	33.3% straight line

Operating lease agreements

Rentals applicable to operating leases where substantially all of the benefits and risks of ownership remain with the lessor are charged against profits on a straight line basis over the period of the lease.

Foreign currencies

Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of the transaction. Exchange differences are taken to the profit and loss account.

2.	Operating Profit/(Loss)

Operating profit/(loss) is stated after charging/(crediting):

September 2004
£
Directors’ emoluments	13,734
Depreciation of owned fixed assets	2,285
Auditors’ fees	—

Net profit on foreign currency translation	—

KiQ Limited

Unaudited Management Accounts for the Period Ended 30 September 2004

Notes to the unaudited management accounts

3.	Tangible Fixed Assets

	Computer & Office Equipment	Furniture	Total
	£	£	£
Cost
At 1 July 2004	49,471	10,174	59,645
Additions in the period	12,045		12,045

At 30 September 2004	61,516	10,174	71,690

Depreciation
At 1 July 2004	48,190	10,174	58,364
Charge for the period	2,285	—	2,285

At 30 September 2004	50,475	10,174	60,649

Net Book Value
At 30 September 2004	11,041	—	11,041

At 30 June 2004	1,281	—	1,281

4.	Debtors

September 2004
£
Trade debtors	317,569
VAT recoverable	—
Other debtors	21,841

339,410

5.	Creditors: Amounts Falling due Within One Year

September 2004
£
Trade creditors	85,366
Other creditors	292,775

378,141

KiQ Limited

Unaudited Management Accounts for the Period Ended 30 September 2004

Notes to the unaudited management accounts

6.	Share Capital

Authorised share capital:

September 2004
£
10,000 Ordinary shares of £0.01 each	100

Allotted, called up and fully paid:

	September 2004
	No	£
Ordinary shares of £0.01 each	1,901	19

7.	Other Reserves

September 2004
£
Issue of options brought forward and carried forward	53,637

In May 2004, options over 40 ordinary 1p shares in the company were granted for consideration of £53,637. The options each have an exercise price of €500, and can be exercised up to ten years after the date of grant.

8.	Profit and Loss Account

September 2004
£
Balance brought forward	(1,821,689)
Retained profit/(accumulated loss) for the financial period	(32,994)
Foreign currency retranslation

Balance carried forward	(1,854,683)

9.	Comparison between US and UK generally accepted accounting practice (GAAP)

There are no significant differences between US and UK GAAP used in the financial statements of KiQ Limited to which we consider attention should be drawn.